Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2020
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information
a)The following is a tabular reconciliation of the Partnership's cash, cash equivalents and restricted cash balances for the periods presented in the Partnership's consolidated statements of cash flows:

	December 31, 2020 $	December 31, 2019 $	December 31, 2018 $	December 31, 2017 $
Cash and cash equivalents	206,762	160,221	149,014	244,241
Restricted cash – current	8,358	53,689	38,329	22,326
Restricted cash – long-term	42,823	39,381	35,521	72,868
Total	257,943	253,291	222,864	339,435

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 13), performance bond collateral and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

b)The changes in operating assets and liabilities for years ended December 31, 2020, 2019 and 2018 are as follows:

	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $
Accounts receivable	5,829	6,184	3,542
Prepaid expenses and other current assets	(2,463)	3,348	(3,843)
Accounts payable	(211)	1,264	274
Accrued liabilities and other long-term liabilities	(1,484)	(252)	13,958
Unearned revenue and long-term unearned revenue	(2,675)	(197)	4,234
Advances to and from affiliates	9,368	(6,007)	2,183
Receipts from direct financing and sales-type leases (note 6)	274,562	17,073	—
Expenditures for dry docking	(5,259)	(12,358)	(15,368)
Other operating assets and liabilities	(3,436)	(1,122)	(1,130)
Total	274,231	7,933	3,850

c)Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and obligations related to finance leases, net of amounts capitalized, during the years ended December 31, 2020, 2019 and 2018 totaled $170.0 million, $193.3 million and $167.8 million, respectively.
d)During the years ended December 31, 2020, 2019 and 2018, cash paid for taxes was $3.5 million, $3.7 million and $6.0 million, respectively.
e)The associated sales of the Toledo Spirit and Teide Spirit by its owner during the years ended December 31, 2019 and 2018, respectively, resulted in the vessels being returned to their owner with the obligations related to finance lease being concurrently extinguished. As a result, the sales of the vessels and the concurrent extinguishments of the corresponding obligations related to finance lease of $23.6 million and $23.1 million for the years ended December 31, 2019 and 2018, respectively, were treated as non-cash transactions in the Partnership's consolidated statements of cash flows.
f)As at December 31, 2018, the Partnership had advanced $79.1 million to the Bahrain LNG Joint Venture and these advances were repayable on November 14, 2019. On the repayment date, the Partnership agreed to convert $7.9 million of advances into equity and agreed to convert the remaining advances of $71.2 million into a subordinated loan at an interest rate of 6% with no fixed repayment terms. Both of these transactions were treated as non-cash transactions in the Partnership's consolidated statements of cash flows for the year ended December 31, 2019.
g)On May 11, 2020, Teekay Corporation and the Partnership eliminated all of the Partnership's incentive distribution rights, which were held by the General Partner, in exchange for the issuance to a subsidiary of Teekay Corporation of newly-issued common units of the Partnership (see Note 12f). This transaction was treated as a non-cash transaction in the Partnership's consolidated statements of cash flows.